债务偿还协议
Debt Repayment Agreement

甲方：	通用钢铁控股有限公司
天津邱钢投资有限公司
茂名恒大钢铁有限公司

Party A:	General Steel Holdings, Inc.
Tianjin Qiu Gang Investment Co., Ltd.
Maoming Hengda Steel Co., Ltd.

乙方：	广州恒大实业集团有限公司
丁玉梅女士

Party B:	Guangzhou Hengda Industrial Group Ltd.
Ms. Ding Yumei

就甲方向乙方发行通用钢铁控股有限公司股份（NYSE：GSI）偿还部分欠款事宜，双方达成以下条款：

Party A and Party B hereby enter into this agreement that Party A issues common shares of General Steel Holdings Inc. (NYSE: GSI) to Party B as partial repayment of the debt owed by Party A to Party B:

1．股份发行

Share Issuance

甲方依据本协议，将向发行974,571股通用钢铁控股有限公司股票给丁玉梅女士，每股按 伍 美元计算，以偿还甲方欠乙方的部分欠款；

Party A, under this agreement, will issue 974,571 GSI shares to Ms. Ding Yumei, at the price of $5 dollars per share, to partially repay debt owed by Party A to Party B.

2．本协议经双方法定代表人或授权代表签字并加盖公章后生效。

This agreement will be effective after being stamped with the official seals of the two companies and signed by the legal representatives or the authorized representatives of the two parties.

3．本协议壹式肆份，甲、乙双方各执贰份，具有同等法律效力。

This Agreement is executed in four copies; Party A and Party B each holds two copies and each copy has the same legal effect.

甲方（盖章）：	乙方（盖章）：
Party A (official seal)	Party B (official seal)

代表（签字）：	代表（签字）：
Representative (signature)	Representative (signature)

2011年6月16日	2011年6月16日
June 16, 2011	June 16, 2011

债务偿还协议

甲方：通用钢铁控股有限公司

天津邱钢投资有限公司

茂名恒大钢铁有限公司

乙方：广州恒大实业集团有限公司

丁玉梅女士

就甲方向乙方发行通用钢铁控股有限公司股份（NYSE：GSI）偿还部分欠款事宜，双方达成以下条款：

1．股份发行

甲方依据本协议，将发行974,571股通用钢铁控股有限公司股票给丁玉梅女士，每股按 伍 美元计算，以偿还甲方欠乙方的部分欠款；

2．本协议经双方授权代表（甲方授权代表为陈翀、乙方授权代表为丁义军）签字、加盖公章后生效。

3．本协议壹式肆份，甲、乙双方各执贰份，具有同等法律效力。

乙方（盖章）：

代表（签字）：

2011年6月16日

代表（签字）：

2011年6月16日